     As filed with the Securities and Exchange Commission on August 31, 1999

                                                                   File No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                           --------------------------


                             PICTURETEL CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                         04-2835972
    (State or Other Jurisdiction                            (I.R.S. Employer
  of Incorporation or Organization)                        Identification No.)


                               100 Minutemen Road
                          Andover, Massachusetts 01810
                    (Address of Principal Executive Offices)

                 FOREIGN SUBSIDIARY EMPLOYEE STOCK PURCHASE PLAN

                           --------------------------
                            (Full Title of the Plan)

                            W. Robert Kellegrew, Esq.
                                 General Counsel
                             PictureTel Corporation
                               100 Minutemen Road
                          Andover, Massachusetts 01810
                                 (978) 292-5000

                           --------------------------
 (Name, Address and Telephone Number, including Area Code, of Agent for Service)


                              CALCULATION OF REGISTRATION FEE

===================================================================================================
  Title Of Securities      Amount       Proposed Maximum      Proposed Maximum       Amount Of
        To Be              To Be       Offering Price Per     Aggregate Offering    Registration
      Registered         Registered        Share (1)             Price (1)              Fee
---------------------------------------------------------------------------------------------------
Common Stock,
Par Value $.01         500,000 shares      $ 5.625               $2,812,500           $781.88
===================================================================================================

(1) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(h) ON THE BASIS OF THE HIGH AND LOW PRICES OF PICTURETEL CORPORATION COMMON STOCK, PAR VALUE $.01, REPORTED ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. AUTOMATED QUOTATIONS NATIONAL MARKET SYSTEM ON AUGUST 25, 1999.


                           EXHIBIT INDEX ON PAGE II-6
                               PAGE 1 OF 6 PAGES.
================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         PictureTel Corporation (the "Registrant" or the "Company") hereby incorporates the following documents herein by reference:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission (the "Commission") on March 31, 1999, pursuant to Section 13 under the Securities Exchange Act of 1934, as amended (the "Exchange Act.")

         (b) Quarterly Reports on Form 10-Q for the quarters ended April 4, 1999 and July 4, 1999, as filed with the Commission pursuant to Section 13 under the Exchange Act, on May 19, 1999 and August 18, 1999, respectively.


         (c) Current Report on Form 8-K, as filed with the Commission pursuant to Section 13 under the Exchange Act, on January 25, 1999.

         (d) Form of the Registrant's Common Stock Certificate (Incorporated by Reference to Exhibit 4(b) to the Registrant's Registration Statement on Form S-8, No. 33-36315, as filed with the Commission on August 10, 1990.)

         All documents subsequently filed by the Registrant pursuant to Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Section 145 of the Delaware General Corporation Law, as amended, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 102(b)(7) of the Delaware General Corporation Law, as amended, permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividends and unlawful stock purchase and redemption) or
(iv) for any transaction from which the director derived an improper personal benefit.

         The Registrant's Third Restated Certificate of Incorporation provides that the Registrant's directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent and only to the extent that exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS.

         Exhibit

         3.1. Third Restated Certificate of Incorporation of the Registrant (Incorporated by Reference to Exhibit 3.1.4 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 27, 1992).

         3.2. Amended and Restated By-Laws of the Registrant (Incorporated by Reference to Exhibit 1 to the Registrant's Current Report on Form 8-K as filed with the Commission on September 14,
                    1994).

         5.         Opinion of Ropes & Gray.

         10.1.      Foreign Subsidiary Employee Stock Purchase Plan.

         23.1.      Consent of Ropes & Gray (See Exhibit 5).

         23.2.      Consent of PricewaterhouseCoopers LLP.

         24.        Power of Attorney (Included on Signature Page).

Item 9.  UNDERTAKINGS.

         (a)        The undersigned Registrant hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                         (iii) To include any material information with respect
                               to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in this Registration Statement;

                    provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                    (2) That, for the purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Andover, The Commonwealth of Massachusetts, on this 31st day of August, 1999.

                                PICTURETEL CORPORATION

                                By: /s/ Arthur L. Fatum
                                    -------------------------------------------
                                    Name:  Arthur L. Fatum
                                    Title: Vice President and Chief Financial
                                           Officer (Principal Financial Officer
                                           and Principal Accounting Officer)


                                POWER OF ATTORNEY

Dated:  August 31, 1999

         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes W. Robert Kellegrew and Bruce R. Bond, and each of them singly, his true and lawful attorneys, with full power to them, to execute in the name and on behalf of such person in the capacities indicated below any and all amendments (including any post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the Registrant deems appropriate, and hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


Signature                          Capacity in Which Signed                 Date
---------                          ------------------------                 ----

/s/ Bruce R. Bond                  Chairman of the Board,              August 31, 1999
------------------------           President and Chief Executive
Bruce R. Bond                      Officer (Principal Executive
                                   Officer)


/s/ Arthur L. Fatum                Vice President and Chief            August 31, 1999
------------------------           Financial Officer (Principal
Arthur L. Fatum                    Financial Officer and Principal
                                   Accounting Officer)


/s/ Norman E. Gaut                 Director                            August 31, 1999
------------------------
Norman E. Gaut


/s/ David B. Levi                  Director                            August 31, 1999
------------------------
David B. Levi


/s/ Robert T. Knight               Director                            August 31, 1999
------------------------
Robert T. Knight


                                   Director
------------------------
Enzo Torresi

                                      II-5

EXHIBIT INDEX

Number                    Title of Exhibit
------                    ----------------

3.1. Third Restated Certificate of Incorporation of the Registrant (Incorporated by Reference to Exhibit 3.1.4 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 27, 1992).

3.2. Amended and Restated By-Laws of the Registrant (Incorporated by Reference to Exhibit 1 to the Registrant's Current Report on Form 8-K as filed with the Commission on September 14,
                    1994)

5.                  Opinion of Ropes & Gray

10.1                Foreign Subsidiary Employee Stock Purchase Plan

23.1.               Consent of Ropes & Gray (See Exhibit 5).

23.2.               Consent of PricewaterhouseCoopers LLP.

24.                 Power of Attorney (Included on Signature Page).



                                      II-6